UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 1, 2017

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (405) 278-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.     Entry into a Material Definitive Agreement.

On December 1, 2017, Blueknight Energy Partners, L.P. (the “Partnership”) consummated the previously disclosed transactions contemplated by that certain Purchase & Sale Agreement, dated as of November 22, 2017 (the “Purchase Agreement”), among the Partnership, two wholly-owned subsidiaries of the Partnership, Ergon Asphalt & Emulsions, Inc. (“EA&E”) and Ergon Terminaling, Inc. (“ETI”), both subsidiaries of Ergon, Inc., relating to the acquisition of an asphalt terminalling facility located in Bainbridge, Georgia from EA&E and ETI for a total purchase price of $10.5 million, consisting of 1,898,380 common units (the “Issued Units”) representing limited partner interests in the Partnership.

Pursuant to the terms of the Purchase Agreement, the Partnership entered into an Amended and Restated Registration Rights Agreement, dated as of December 1, 2017 (the “Amended Registration Rights Agreement”), with EA&E, ETI and Ergon Asphalt Holdings, LLC (collectively, the “Ergon Parties”). The Amended Registration Rights Agreement amends and restates the Registration Rights Agreement, dated October 5, 2016, among the Partnership and the Ergon Parties to provide that the registration rights provided for therein are also applicable to the Issued Units. Pursuant to the Amended Registration Rights Agreement, the Partnership has agreed to file shelf registration statements covering the Registrable Securities (as defined in the Amended Registration Rights Agreement). In addition, the Partnership has agreed to use reasonable best efforts to cause a shelf registration statement to be declared effective by the Securities and Exchange Commission no later than 180 days after its filing. The Registration Rights Agreement contains representations, warranties, covenants and indemnities that are customary for private placements by public companies.

The foregoing description of the Amended Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 4.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

4.1	—
Amended and Restated Registration Rights Agreement, dated December 1, 2017, by and between Blueknight Energy Partners, L.P., Ergon Asphalt & Emulsions, Inc., Ergon Terminaling, Inc. and Ergon Asphalt Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: December 1, 2017	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary